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                                                                   EXHIBIT 10.33


              AMENDMENT NO. 1 TO FULL SERVICE MANAGEMENT AGREEMENT


         This Amendment No. 1 to the Full Service Management Agreement (the "Amendment") is entered into effective September 1, 1996 by and between Ping S. Chu, M. D. an individual residing in Houston, Texas ("Chu") and Doctors Practice Management, Inc., a Texas corporation ("DPMI").

                                  WITNESSETH:

         WHEREAS, Chu and DPMI desire to amend the Full Service Management Agreement dated March 1, 1996 (the "Management Agreement"); and

         WHEREAS, Chu and DPMI, following the execution and effectiveness of this Amendment, desire to continue the Management Agreement in full force and effect without further amendment thereto;

         NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. AMENDMENT. The parties hereto hereby agree that Section 5.1 of the Management Agreement is hereby amended to reduce the management fee from 40% of collections to 35% of collections.

         2. ENTIRE AGREEMENT; NO FURTHER AMENDMENTS. The parties hereto acknowledge and agree that this Amendment and the Management Agreement represent the entire agreement of the parties with respect to the subject matter thereof and that there exists no other agreements or understandings between the parties with respect to the subject matter thereof. The Management Agreement may not be further amended without the written consent of both parties thereto.

         IN WITNESS WHEREOF, the parties hereto have entered into this Amendment effective as of September 1, 1996.

                                           DOCTORS PRACTICE MANAGEMENT, INC.


                                           By: /s/  Philip Chan
                                              --------------------------------
                                               PHILIP CHAN, VICE PRESIDENT


                                           PING S. CHU, M.D., INDIVIDUALLY


                                           By: /s/  Ping S. Chu
                                              --------------------------------
                                               PING S. CHU, M.D.